Exhibit 99.1

SCHEDULE 13G

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the shares of Class A common stock of Arxis, Inc. and further agree that this Joint Filing Agreement shall be included as an exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on August 14, 2026.

ENGINEERED COMPONENTS BORROWER SERIES LP – ENGINEERED POLYMER SERIES

By: Engineered Components GP, LLC
Its: General Partner

By:	/s/ Rajeev Amara
Name: Rajeev Amara
Title: Chief Executive Officer

ENGINEERED COMPONENTS BORROWER SERIES LP – HAWKEYE SERIES
By: Engineered Components GP, LLC
Its: General Partner

By:	/s/ Rajeev Amara
Name: Rajeev Amara
Title: Chief Executive Officer

ENGINEERED COMPONENTS BORROWER SERIES LP – OVATION SERIES
By: Engineered Components GP, LLC
Its: General Partner

By:	/s/ Rajeev Amara
Name: Rajeev Amara
Title: Chief Executive Officer

ENGINEERED COMPONENTS BORROWER SERIES LP – CONNECTOR SERIES
By: Engineered Components GP, LLC
Its: General Partner

By:	/s/ Rajeev Amara
Name: Rajeev Amara
Title: Chief Executive Officer

ARCLINE DOUBLE EAGLE MASTER FUND-A LP

By: Arcline Capital Partners III GP LP
Its: General Partner

By: Arcline Holdings, LLC
Its: General Partner

By:	/s/ Rajeev Amara
Name: Rajeev Amara
Title: Managing Member

ARCLINE ARXIS ADVISORY I, L.P.

By: Arcline Holdings, LLC
Its: General Partner

By:	/s/ Rajeev Amara
Name: Rajeev Amara
Title: Managing Member

ENGINEERED COMPONENTS GP, LLC

By:	/s/ Rajeev Amara
Name: Rajeev Amara
Title: Managing Member

ARCLINE CAPITAL PARTNERS III GP LP
By: Arcline Holdings, LLC
Its: General Partner

By:	/s/ Rajeev Amara
Name: Rajeev Amara
Title: Managing Member

ARCLINE HOLDINGS, LLC

By:	/s/ Rajeev Amara
Name: Rajeev Amara
Title: Managing Member

ARCLINE INVESTMENT MANAGEMENT L.P.

By:	/s/ Rajeev Amara
Name: Rajeev Amara
Title: Chief Executive Officer